UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________

FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 5, 2015

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REALPAGE, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-34846	75-2788861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 International Parkway
Carrollton, Texas 75007
(Address of principal executive offices, including zip code)

(972) 820-3000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02           Results of Operations and Financial Condition.

On May 5, 2015, RealPage, Inc. (the “Company”) issued a press release reporting its financial results for its fiscal quarter ended March 31, 2015. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 7.01           Regulation FD Disclosure.

IR Fact Sheet

On May 5, 2015, the Company published an updated IR Fact Sheet on the Investor Relations section of the Company’s website located at http://investor.realpage.com/.  A copy of the IR Fact Sheet is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 8.01           Other Events.

Stock Repurchase Program

On May 5, 2015, the Company announced that its board of directors authorized the Company to purchase up to $50 million of its outstanding shares of common stock over the next 12 months.  Such purchases would be incremental to the $23.5 million in shares purchased by the Company since May 2014.  Under the repurchase program, the Company is authorized to repurchase shares through Rule 10b5-1 plans, open market purchases, privately negotiated transactions, block purchases or otherwise in accordance with applicable federal securities laws, including Rule 10b-18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company may choose to suspend or discontinue the repurchase program at any time. Any repurchased shares will be retired to the status of authorized and unissued shares.

Item 9.01           Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	RealPage, Inc. Press Release dated May 5, 2015 reporting financial results for its fiscal quarter ended March 31, 2015.

99.2	RealPage, Inc. IR Fact Sheet dated May 5, 2015.

The information furnished by this Current Report on Form 8-K under Items 2.02 and 7.01 and the Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALPAGE, INC.

	By:	/s/ Stephen T. Winn
Stephen T. Winn
Chief Executive Officer, President and
Chairman
Date: May 5, 2015

EXHIBIT INDEX

Exhibit Number	Description

99.1	RealPage, Inc. Press Release dated May 5, 2015 reporting financial results for its fiscal quarter ended March 31, 2015.

99.2	RealPage, Inc. IR Fact Sheet dated May 5, 2015.